Exhibit 99.5
                          ASSIGNMENT OF PROMISSORY NOTE

     In consideration of financial accommodations made or to be made to or at the request of NDE ENVIRONMENTAL CORPORATION, a Delaware corporation
("Assignor") by BANK ONE, TEXAS, N.A., a national banking association ("Lender"), Assignor represents, warrants, covenants and agrees with the Lender as follows:

     1. Assignment. Assignor hereby assigns to the Lender all of its right, title and interest in and to that certain Promissory Note dated of even date herewith (together with all extensions, renewals and modifications thereof and/or substitutions therefor, the "Watson Note") made by Watson General Corporation, a California corporation, ("Watson"), and payable to the order of Assignor, in the original principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00), and all monies due or to become due thereunder or connection therewith. Simultaneously with the execution and delivery of this Assignment, Assignor shall deliver to Lender the original Assigned Note executed by Watson. Unless otherwise notified in writing by Lender, Watson shall make all payments of interest due hereunder to Assignor and all payments of principal due hereunder to Lender.

     2. Collateral Security. This Assignment is made as collateral security for the prompt payment when due (whether by acceleration or otherwise) of (i) that certain Revolving Note and that certain Term Note, both dated as of the 25th day of October, 1996, as described in that certain Loan Agreement dated as of the
25th day of October, 1996, by and among NDE ENVIRONMENTAL CORPORATION, a Delaware corporation, TANKNOLOGY/NDE CORPORATION, a Delaware corporation, USTMAN INDUSTRIES, INC., a Delaware corporation, PROECO, INC., a Delaware corporation, and TANKNOLOGY CANADA (1988) INC., a Canadian federal corporation (collectively, "Borrower"), and BANK ONE, TEXAS, N.A., as amended (the "Loan Agreement"); (ii) all extensions, renewals, modifications, and/or substitutions of or for such promissory note (such promissory notes together with such extensions, renewals, modifications, and/or substitutions being herein collectively referred to as the "Notes"); and (iii) all other liabilities and obligations of Assignor to the Lender, whether now existing or hereafter created or arising, direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several, or joint and several, and no matter how the same may be evidenced or shall arise (all of the foregoing obligations being hereinafter collectively referred to as the "Obligations"). The Notes evidence the $5,000,000.00 Revolving Line of Credit and $6,000,000.00 Term Loan described in the Loan Agreement made or to be made by the Lender to Borrower pursuant to the terms and conditions of the Loan Agreement.

     3. Assignor's Warranties. Assignor warrants and represents to the Lender that it is the sole owner of the Assigned Note, free and clear of all liens, claims and encumbrances, that it has the right to make the assignment thereof as


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herein  set  forth,  that  the  Assigned  Note is valid, binding and enforceable against the obligor thereunder in accordance with each and every term and condition thereof, that, except as disclosed in the Watson Note, there are no setoffs or defenses thereto, that no modification to the Assigned Note has been made, that no extensions or renewals have been granted or made changing the terms thereof, and that as of the date of execution hereof, the current unpaid balance of the Assigned Note is Five Hundred Thousand and No/100 Dollars ($500,000.00).

     4. Negative Covenants. Assignor shall not, without the prior written consent of the Lender, do or cause to be done any of the following:

          (a) execute or consent to any amendment or modification of the Assigned Note;

          (b) compromise or settle amounts due and owing to Assignor pursuant to the Assigned Note; or

          (c) exercise any other rights with respect to the Assigned Note in violation of any terms, covenants or conditions of the Loan Agreement or any Loan Document (as such term is defined in the Loan Agreement).

     5. Indemnification. Assignor agrees to indemnify the Lender and to hold the Lender harmless from and against any loss or liability, including the Lender's reasonable attorneys' fees, in the event of its breach of any of the covenants or agreements herein set forth or in the event any of the warranties and/or representations set forth in this Assignment shall prove to be false or untrue in any respect.

     6. Default by the Assignor. An Event of Default shall be deemed to have occurred hereunder as and when an Event of Default occurs under the Loan Agreement or any Loan Document.

     7. The Lender's Rights in the Collateral. So long as any Obligation shall remain unpaid, upon the occurrence of any Event of Default, the Lender shall have the rights and remedies provided to it pursuant to the terms and conditions of the Loan Agreement, and without limiting the foregoing, shall also have all of the rights of an unconditional owner of the Assigned Note, including but not limited to, the following with respect thereto:

          (a) The right to declare the entire principal balance thereof immediately due and payable in the event of a default in any of the terms thereof;

          (b) The right to collect the principal thereof, and upon receipt of the unpaid balance of the principal sum with interest, to mark the Assigned Note as having been "paid in full", and to apply such sums received by the

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     Lender on account of  the interest and/or  principal  and/or other sums due or hereafter to become due on the Notes and/or any other of the Obligations;

          (c) The right to collect the interest thereon which may become due and payable, and to apply such interest received by the Lender on account of the interest and/or principal and/or other sums due or hereafter to become due on the Notes and/or any other of the Obligations; and

          (d) The right and authorization to collect or to compromise or to sell at public or private sale, at the option of the Lender at any time or times thereafter, without demand, advertisement or notice (other than as set forth herein below or as specifically required by law), the Assigned Note, or any part thereof, or any substitute(s) therefor or addition(s) thereto, applying the net proceeds thereof, after deduction of all costs and expenses of such collection, compromise or sale (including trustee's and attorneys' fees), to the payment of the Notes and/or any other of the Obligations, including interest thereon, and in case such net proceeds shall be insufficient to pay the balance due under the Notes and/or any other of the Obligations (including any balance due by virtue of acceleration of any of the foregoing), Assignor shall immediately pay to the Lender the amount of such deficiency, with interest thereon at the rate then applicable to the Obligations from the date of the receipt in immediately available funds by the Lender of the proceeds of such collection, compromise or sale, until paid. Ten (10) days notice of the time and place of such sale shall be sent by certified or registered mail to Assignor and Assignor hereby waives all other notice thereof. Upon any such foreclosure, the Lender may purchase all or any part of the Assigned Note at the best price obtainable without being liable to account to Assignor or any other person by reason thereof. Nothing in this Paragraph shall limit any of the Lender's other rights or remedies under the Loan Documents or applicable law; and

          (e) The right to institute, prosecute to judgment, settle or discontinue any proceeding at law or in equity to enforce the collection of the Assigned Note and/or the debt evidenced thereby, provided, however, that after deduction of the amount of any legal and other expenses incurred in connection with any such collection efforts, together with interest thereon at the rate then applicable to the Obligations, the proceeds of such collection efforts shall be applied in reduction of the interest and/or principal sum and/or other sums due on the Notes and/or any other of the Obligations, as of the date of receipt of such proceeds by the Lender in immediately available funds, and Assignor agrees to pay any deficiency owing on the Notes and on any other of the Obligations, with interest.



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     8. Return of Collateral.  If all of the terms hereof are fully performed by
Assignor, and upon the receipt by the Lender (in collected fund) of the entire principal sum of the Notes and all other of the Obligations, together with interest and all other sums owing thereon, the Lender shall re-assign to Assignor (without recourse or warranty) the Assigned Note.

     9. Notices. All notices which are required or permitted hereunder shall be in writing and shall be either hand delivered, or mailed by certified or registered U.S. Mail, return receipt requested, first class postage prepaid, addressed to the parties as follows:

         If to Lender:                 BANK ONE, TEXAS, N.A.
                                       910 Travis
                                       Houston, Texas 77002
                                       Attention: Charles Kingswell-Smith
                                       Facsimile:  (713) 751-7894

         with a copy to:               HUTCHESON & GRUNDY, L.L.P.
                                       1200 Smith, Suite 3300
                                       Houston, Texas 77002
                                       Attention: Michael L. Grove
                                       Facsimile:  (713) 951-2925

         If to the Borrower:           NDE ENVIRONMENTAL CORPORATION
                                       8900 Shoal Creek Bldg. 200
                                       Austin, Texas  78757
                                       Attention: President
                                       Facsimile:  (512) 459-1459

         with a copy to:               NDE ENVIRONMENTAL CORPORATION
                                       712 Main Street, Suite 1700
                                       Houston, Texas  77002
                                       Attention: Jay Allen Chaffee
                                       Facsimile:  (713) 223-5379

     or to such other address as either party shall designate by written notice to the other in the manner provided herein.

     10. Benefit and Governing Law. This Assignment shall be governed in all respects by the laws of the State of Texas and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.




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     IN WITNESS WHEREOF,  the parties hereto have executed this instrument to be effective as of the 20th day of May, 1997.


                                    ASSIGNOR:

                                   NDE ENVIRONMENTAL CORPORATION


                                   By:       /S/ JAY ALLEN CHAFFEE
                                        ________________________________
                                        Jay Allen Chaffee
                                        Chairman of the Board


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